EMPLOYEE BENEFITS	12 Months Ended
Dec. 31, 2017
Disclosure of defined benefit plans [abstract]
EMPLOYEE BENEFITS
NOTE 10   -    EMPLOYEE BENEFITS

A.          Defined benefit plans - General:

According to labor laws and the Severance Pay Law in Israel, the Group is required to pay compensation to an employee upon dismissal or retirement (including employees who quit their job under other specific circumstances). The computation of the employee benefit liability is made according to the current employment contract based on the employee's latest salary which, in the opinion of management, establishes the entitlement to receive the compensation and considering the employment term.

The Group accounts for that part of the payment of compensation that is not covered by contributions in defined contribution plans, as a defined benefit plan for which an employee benefit liability is recognized and for which the Group deposits amounts in qualifying insurance policies.

The plan assets, once funded, are outside of the Company's management, which does not make any decisions regarding the composition of the assets nor the allocations to any investment alternatives. The present value of the defined benefit obligation and the related current service cost and past service cost were measured at present value (without deducting plan assets) of future payments expected to settle the obligation in consideration of employee's past and current services.

The current value of the Group's post-employment benefits obligation is based on an actuarial estimation. The actuarial estimation was performed by external actuary, member of Israel Association of Actuaries.

B.	Composition:

	December 31,
	2 0 1 7	2 0 1 6	2 0 1 7
	NIS	NIS	US Dollars
Post-Employment Benefits:
Benefits to retirees	1,148	849	331

Short term employee benefits:
Accrued payroll and related expenses	1,575	1,638	454
Short term absence compensation	572	615	165
	2,147	2,253	619

The principal assumptions used for the purposes of the actuarial valuations were as follows:

	Valuation at
	2 0 1 7	2 0 1 6
	%	%

Discount rate	2.55	3.36
Expected return on the plan assets	2.55	3.36
Rate of increase in compensation	4	4

Expected rate of termination:
0-1 years	35	35
1-2 years	30	30
2-3 years	20	20
3-4 years	15	15
4-5 years	10	10
5 years and more	7.5	7.5

The assumptions regarding future mortality rates are based on mortality tables published and approved by the Ministry of Finance and updated as of December 31, 2001.  The mortality rate of an active participant at retirement age (67 for men, 64 for women), is 0.6433% for men and 0.3574% for women.

The provisions of Standard 19 stipulate that interest used to capitalize assets and liabilities should reflect risk free interest that is interest on highly rated corporate bonds with similar maturity periods and terms. Until November 2014, absent quality data and information about bonds of this type, what was utilized was the interest on long-term index linked government bonds (index linked Galil)/or long-term shackle government bonds (NIS Dawn - “Shachar”). Following a decision by the Securities Authority, according to which there is a deep market for corporate bonds, and according to the publication of Accounting Staff Position number 12-1, as of this report, the capitalization interest is that of high quality corporate bonds. Use of a quality curve as stated above, is published by quoting companies which specialize in this field. The nominal interest rate for the capitalization appropriate for corporate bonds with high rankings as aforesaid, as of December 31, 2017, is 2.55% per year.

C.	Defined benefit plans:

Changes in the present value of the defined benefit obligation in the current period were as follows:

	Year ended December 31,
	2 0 1 7	2 0 1 6	2 0 1 7
	NIS	NIS	US Dollars

Opening defined benefit obligation	4,748	4,357	1,369
Current service cost	768	904	222
Interest cost	162	148	47
Actuarial gains	-	(3)	-
Actuarial losses arising from experience adjustments	370	(36)	107
Actuarial gains arising from changes in financial assumptions	12	192	3
Benefits paid	(927)	(814)	(267)
Closing defined benefit obligation	5,133	4,748	1,481

Changes in the fair value of the defined benefit assets in the current period were as follows:

	Year ended December 31,
	2 0 1 7	2 0 1 6	2 0 1 7
	NIS	NIS	US Dollars

Opening defined benefit assets	3,899	3,678	1,125
Expected return on the plan assets	139	130	40
Changes in financial assumptions	(63)	(156)	(18)
Employer contribution	803	939	232
Benefits paid	(814)	(663)	(235)
Interest losses on severance payment allocated to remuneration benefits	21	(29)	6
Closing defined benefit assets	3,985	3,899	1,150

Adaption of the current value of defined benefit plan liability and the fair value of the plan's assets to the assets and liabilities recognized in the Balance Sheets:

	Year ended December 31,
	2 0 1 7	2 0 1 6	2 0 1 7
	NIS	NIS	US Dollars

Present value of funded liability	5,133	4,748	1,480
Fair value of plan assets - accumulated deposit in executive insurance	3,985	3,899	1,149
Net liability deriving from defined benefit obligation	1,148	849	331

Actual return on the plan's assets and compensation rights:

	Year ended December 31,
	2 0 1 7	2 0 1 6	2 0 1 7
	NIS	NIS	US Dollars

Actual return on plan's assets	139	131	40

Sensitivity analyzes principal actuarial assumptions:

The sensitivity analyzes below have been determined based on reasonably possible changes in actuarial assumptions at the end of the reporting period. Sensitivity analysis does not account for any existing interdependence between assumptions:

If the discount rate were increased (decreased) by 0.5%, the defined benefit obligation would have increased / decreased by NIS 228 thousand (US Dollars 66 thousand).

If the rate hikes expected salaries would have increased (small) by 0.5%, the defined benefit obligation would have increased / decreased by NIS 186 thousand (US Dollars 53 thousand).

D.	Short term employee benefits:

(1)        Paid Annual Leave

In accordance with the Annual Leave Law, 1951, Company employees are entitled to several leave days per each working year. According to the above law (and addendums determined in personal contracts between the Company and several employees), the leave days due to an employee during the year is established based on the number of years of employment of that employee.

The employee may use leave days based on the employee's needs and with the Company's consent and to accumulate the remaining unused leave days based on the employee's personal employment contract. An  employee who ceases employment before using the balance of leave days is entitled to payment for the above balance of leave days.

The balance of the Group's vacation provision is in accordance with the leave entitlement of each individual employee, according to his individual agreement with the company to which the employee belongs and in accordance with the employee's salary.  The balance of the Group’s vacation provision for December 31, 2017, as NIS 422 thousands (NIS 457 thousands, as of December 31, 2016).

(2)        Paid Sick Leave

In accordance with the Sick Pay Law, 1976, the Company's employees are entitled to 18 sick days per year (1.5 sick days per month). Sick days may be used only with a medical confirmation of an employee's illness. Employee who ceases employment before using the sick days due to the employee is not entitled to payment for the above balance of sick days and, therefore, such provision is not recorded in the Company's books.